UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4358

T. Rowe Price New America Growth Fund

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Item 1: Report to Shareholders

New America Growth Fund	December 31, 2009

The views and opinions in this report were current as of December 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

After a brutal start to the year, equities ended 2009 with solid gains. This turnaround was due to several factors, including a stabilizing global economy and improving investor sentiment. The New America Growth Fund posted strong returns for the year, outperforming the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index. Looking ahead, I am somewhat less bullish than I was a year ago. I am optimistic about the potential of this fund to generate gains over the long term, but I have a more balanced view of the prospective risk-adjusted returns today than I had a year ago.

The New America Growth Fund posted excellent results, returning 21.66% over the past six months and 49.33% over the past year. The fund outperformed the broad-based S&P 500 Index and its peer group, the Lipper Multi-Cap Growth Funds Index, over the year, but modestly trailed its benchmarks in the last six months. As shown in the Growth of $10,000 chart on page 10, the fund also outpaced the S&P 500 and its Lipper benchmark for the 10-year period.

Lipper ranked the fund in the top 11% of its multi-cap growth funds universe for the three-year period and in the top quartile of its peer group for the 1-, 5-, and 10-year periods ended December 31, 2009. (Based on cumulative total return, Lipper ranked the New America Growth Fund 74 out of 455, 41 out of 374, 77 out of 307, and 41 out of 170 multi-cap growth funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2009, respectively. Results will vary for other periods. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Stocks started and ended 2009 on very different notes. Equity markets entered the year on shaky ground, culminating in a nasty sell-off into early March. However, as the selling reached a fever pitch, sentiment found a bottom and so did the global economy. A sense of overall stabilization led to an increasing appetite for risk that set the stage for a massive rally in stocks. When all was said and done, the S&P 500 had rallied 67% from its bottom in March and finished the 12-month period with a 26.5% gain.

A reversal of this magnitude is, quite frankly, tough to explain in rational terms. In my view, the powerful rally simply tells us how negative the sentiment was early in the year. The liftoff from the March lows was triggered by the notion that things had “stopped getting worse,” and as the year progressed, optimism grew that things could soon be “getting better.” Just as equities were coming off extremely depressed valuation levels, many investors decided that they had overshot their need for safety and risk reduction and scrambled to increase their exposure to equities.

Equities enjoyed a broad-based rally in 2009. All market capitalization segments rose significantly, including the large-cap Russell 1000 Growth Index, which returned more than 37%. Growth stocks outperformed value stocks across the board, as one might expect given investors’ rising risk appetite, but value indices rose nicely, nonetheless.

From a sector standpoint, all of the S&P 500’s 10 sectors posted positive returns in 2009—the opposite of 2008, when all sectors were negative. The sectors perceived as most growth oriented and risky generally performed best, while those viewed as safer did not perform as well. For example, the information technology sector led the advance, rising nearly 62% for the year, followed by the materials sector at 49%, and consumer discretionary at 41%. The stodgier telecommunication services and utilities sectors posted the worst returns at roughly 9% and 12%, respectively.

PORTFOLIO REVIEW

As discussed in my 2008 year-end and mid-2009 letters, I felt that stocks had overshot to the downside in 2008. In my view, sentiment and earnings improvements were poised to drive equity gains. Because of this view, your portfolio was well positioned to take advantage of positive equity returns. We had an emphasis on growth versus value, which was especially positive in an environment where risk trumped safety from a sector standpoint.

During the year, the fund’s three best contributors were Apple, Google, and Whole Foods Market. Interestingly, Google and Whole Foods were among our worst performers in 2008, which again highlights the reversal we saw this year. (Please refer to the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Apple had a year full of positives, including strong earnings performance, growing market share in personal computers, and rising penetration across its iPhone handset offerings. Because the stock nearly tripled from its lows, I modestly trimmed the position during the year to manage the size of our holding and reduce portfolio risk. Nevertheless, at year-end Apple was our second-largest holding. I expect the company to generate more of the same in terms of 2010 fundamentals, including the launch of several new products.

Google also performed well fundamentally and solidified its strong market share in online search while continuing to invest in future growth initiatives, such as its recent push into the mobile handset market. Whole Foods continued to show sales and earnings progress throughout the year, and the stock benefited nicely. I continue to like Whole Foods and believe the company is well positioned to benefit from the long-term growth of organic foods as people focus more on healthy eating.

The biggest detractors for the full year were Gilead Sciences, Nintendo, and General Electric. Gilead continued to deliver strong fundamentals as it has done for many years, but investors seemed to focus more on the risks of a slowdown in growth and a key patent expiration that is still about seven years away. Nintendo lost momentum on its key Wii gaming platform as industry sales struggled in 2009. I continue to own both Gilead and Nintendo and added to both positions during the year. General Electric’s negative impact on the fund was attributable to a poorly timed sale earlier in the year. I lost some of my conviction in the company’s growth potential and shifted funds into what I viewed as better ideas in the industrial space including Fastenal and Emerson Electric.

The portfolio benefited from takeover activity during the year. Genentech, Wyeth, and Perot Systems were all acquired during 2009. Additionally, Affiliated Computer Services announced its intention to sell to Xerox in September, and although that deal has not closed yet, I sold our position in the stock.

OUTLOOK

Looking ahead, I am somewhat less bullish at the start of 2010 than I was at the beginning of 2009. Further upside in equities would not surprise me—as earnings should continue to recover—but I also think that some caution is warranted. I continue to manage the fund not just for its upside potential, but to maximize gains without taking an inappropriate amount of risk to deliver those gains. In any given year there is a laundry list of things to worry about, and 2010 is no different. Stocks are up significantly from their lows and investor expectations are much higher than a year ago, and because the economy is somewhat fragile, I believe that managing risk continues to be a critical element in managing the portfolio.

Two significant forces that favored the market in 2009 were the Federal Reserve’s aggressive easing of monetary policy combined with the initiation of stimulus spending throughout the world. While it is impossible to predict when those initiatives will end, I am not expecting these two forces to continue unabated over the long term. At the same time, I am reminded of the saying that “there’s no such thing as a free lunch.” So while governments across the globe acted decisively to stave off financial ruin a year ago, there is going to be a price to pay—likely in the form of slower economic growth, higher interest rates, and greater risk of sovereign debt crises.

Unemployment remains high and could remain stubbornly so throughout 2010. And with resurgent commodity prices—including oil, steel, copper, and grains—some upward bias to inflation is likely over the coming years. Both of these could be headwinds to an already subdued consumer.

After citing all of these negatives, there are also reasons that I am optimistic. While I’m concerned about the future direction of interest rates and inflation, both continue to be quite low today and are supportive of equities. Moreover, while stocks are up significantly over the past year, they are still largely flat over the past decade (a depressing fact that I’m sure isn’t lost on us all as shareholders), leaving valuations still reasonable. And an earnings growth recovery should occur in 2010 so that even if valuations do not expand or even shrink modestly, earnings growth could overcome this and drive gains.

Overall, I believe a more balanced view for this year is appropriate. I am still optimistic about the potential for gains from this portfolio over the long term, but the ever-important equation that balances risk and reward does not seem as favorable to me today as it did last year. The portfolio continues to be prominently invested in growth sectors, including information technology, health care, and industrials and business services, while underweight in utilities, telecommunication services, and consumer staples. I continue to hold only a modest amount of cash. But at the margin I have taken some gains in the fund’s biggest winners and redeployed the proceeds into names that may have slightly less upside but are also less risky.

In closing, I spend a lot of time thinking about “process versus outcome.” Simply put, I always hope that applying a sound investment process will lead to strong outcomes and returns for shareholders, as occurred in 2009. Unfortunately, process is more correlated to outcomes over the long run as opposed to every 6- or even 12-month reporting period. This is why I remain focused on the portfolio’s long-term performance and ask that shareholders do the same.

I look forward to giving you another update on the fund’s progress at midyear.

Respectfully submitted,

Joseph M. Milano
Chairman of the fund’s Investment Advisory Committee

January 13, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell 1000 Growth Index: An index that tracks the performance of large-cap stocks with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index: An index that tracks the performance of large-cap stocks with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index: An index that tracks the performance of mid-cap stocks with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/09

Best Contributors		Worst Contributors	
Google	26¢	Electronic Arts	-9¢
Apple	26	Iron Mountain	-5
Medco Health Solutions	22	St. Jude Medical	-4
EOG Resources	22	Apollo Group*	-3
Salesforce.com	20	Lockheed Martin	-3
American Tower	19	Gilead Sciences	-3
Global Payments	14	Illumina	-2
Whole Foods Market	12	Palm*	-2
Amazon.com	12	GameStop	-1
MasterCard	11	McAfee	-1
Total	184¢	Total	-33¢

12 Months Ended 12/31/09

Best Contributors		Worst Contributors	
Apple	56¢	Gilead Sciences	-6¢
Google	39	Nintendo	-4
Whole Foods Market	30	General Electric***	-4
Medco Health Solutions	30	Apollo Group*	-3
EOG Resources	29	ITT**	-2
Salesforce.com	25	Barrick Gold**	-2
Amazon.com	25	Palm*	-2
American Tower	23	Boston Scientific*	-2
Goodrich	21	ExxonMobil*	-2
Priceline.com**	20	Electronic Arts	-1
Total	298¢	Total	-28¢

*Position added.
**Position eliminated.
***Position added and eliminated.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Financial Highlights For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡	12/29/05 Through 12/31/05‡
NET ASSET VALUE					
Beginning of period	$ 18.66	$ 31.75	$ 31.31	$ 31.88	$ 32.01
Investment activities					
Net investment income (loss)	(0.07)(1)	(0.10)(1)	(0.12)(1)	(0.09)(1)	–
Net realized and unrealized gain (loss)	9.21	(12.14)	4.29	2.35	(0.13)
Total from investment activities	9.14	(12.24)	4.17	2.26	(0.13)
Distributions					
Net realized gain	–	(0.84)	(3.73)	(2.83)	–
Tax return of capital	–	(0.01)	–	–	–
Total distributions	–	(0.85)	(3.73)	(2.83)	–
NET ASSET VALUE					
End of period	**$ 27.80**	**$ 18.66**	**$ 31.75**	**$ 31.31**	**$ 31.88**
Ratios/Supplemental Data					
Total return(2)	**48.98%(1)**	**(38.42)%(1)**	**13.51%(1)**	**7.01%(1)**	**(0.41)%**
Ratio of total expenses to average net assets	1.10%	1.10%(1)	1.10%(1)	1.10%(1)	1.10%(3)
Ratio of net investment (loss) to average net assets	(0.29)%(1)	(0.38)%(1)	(0.34)%(1)	(0.28)%(1)	(1.10)%(3)
Portfolio turnover rate	67.7%	88.0%	60.1%	61.3%	53.0%
Net assets, end of period (in thousands)	$ 18,158	$ 4,272	$ 5,924	$ 1,357	$ 249

‡ Per share amounts calculated using average shares outstanding method.

(1) Excludes expenses in excess of a 1.10% contractual expense limitation in effect through 4/30/10.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 96.8%		
CONSUMER DISCRETIONARY 9.1%		
Diversified Consumer Services 0.8%		
Apollo Group, Class A (1)	115,000	6,967
		6,967
Household Durables 1.8%		
Harman International	325,000	11,466
Toll Brothers (1)	225,000	4,232
		15,698
Internet & Catalog Retail 1.1%		
Amazon.com (1)	70,000	9,416
		9,416
Media 1.0%		
Omnicom	225,000	8,809
		8,809
Multiline Retail 0.4%		
Dollar General (1)	175,000	3,925
		3,925
Specialty Retail 4.0%		
Advance Auto Parts	175,000	7,084
Bed Bath & Beyond (1)	110,000	4,249
GameStop (1)	315,000	6,911
GAP	325,000	6,809
Home Depot	160,000	4,629
Lowe's	220,000	5,146
		34,828
Total Consumer Discretionary		79,643

Northern Trust	110,000	5,764
		19,766
Commercial Banks 2.2%		
Fifth Third Bancorp	425,000	4,144
First Horizon National	415,000	5,561
U.S. Bancorp	325,000	7,316
Wells Fargo	100,300	2,707
		19,728
Diversified Financial Services 2.3%		
CME Group	27,500	9,239
IntercontinentalExchange (1)	42,500	4,773
JPMorgan Chase	75,000	3,125
Moody's	120,000	3,216
		20,353
Insurance 0.7%		
Aon	160,000	6,134
		6,134
Total Financials		65,981
HEALTH CARE 16.8%		
Biotechnology 2.1%		
Amgen (1)	80,000	4,526
Gilead Sciences (1)	275,000	11,902
Vertex Pharmaceuticals (1)	50,000	2,142
		18,570
Health Care Equipment & Supplies 5.1%		
Baxter International	140,000	8,215
Boston Scientific (1)	475,200	4,277
C.R. Bard	120,000	9,348
Dentsply International	225,000	7,913

Intuitive Surgical (1)	12,000	3,640
St. Jude Medical (1)	300,000	11,034
		44,427
Health Care Providers & Services 5.2%		
Community Health System (1)	135,000	4,806
Express Scripts (1)	25,000	2,161
Health Management (1)	500,000	3,635
Henry Schein (1)	200,000	10,520
Medco (1)	330,000	21,090
WellPoint (1)	60,000	3,498
		45,710
Health Care Technology 1.0%		
Allscripts Misys Healthcare Solution (1)	320,000	6,473
Cerner (1)	27,500	2,267
		8,740
Life Sciences Tools & Services 2.5%		
Covance (1)	175,000	9,550
Illumina (1)	260,000	7,969
Thermo Fisher Scientific (1)	90,000	4,292
		21,811
Pharmaceuticals 0.9%		
Allergan	80,000	5,041
Elan, ADR (1)	350,000	2,282
		7,323
Total Health Care		146,581
INDUSTRIALS & BUSINESS SERVICES 13.8%		
Aerospace & Defense 4.8%		
Boeing	150,000	8,120
Goodrich	140,000	8,995

Lockheed Martin	165,000	12,433
Rockwell Collins	70,000	3,875
United Technologies	125,000	8,676
		42,099
Air Freight & Logistics 2.5%		
C.H. Robinson Worldwide	120,000	7,048
Expeditors International of Washington	425,000	14,760
		21,808
Airlines 0.6%		
Southwest Airlines	450,000	5,143
		5,143
Commercial Services & Supplies 0.6%		
Stericycle (1)	90,000	4,965
		4,965
Construction & Engineering 0.7%		
Fluor	75,000	3,378
Quanta Services (1)	125,000	2,605
		5,983
Electrical Equipment 1.1%		
Emerson Electric	230,000	9,798
		9,798
Industrial Conglomerates 1.5%		
McDermott International (1)	450,000	10,804
Roper Industries	40,000	2,095
		12,899
Machinery 0.1%		
Valmont Industries	17,500	1,373
		1,373

Trading Companies & Distributors 1.9%		
Fastenal	394,900	16,444
		16,444
Total Industrials & Business Services		120,512
INFORMATION TECHNOLOGY 30.7%		
Communications Equipment 4.5%		
Cisco Systems (1)	500,000	11,970
Juniper Networks (1)	160,000	4,267
Palm (1)	300,000	3,012
QUALCOMM	275,000	12,722
Research In Motion (1)	110,000	7,429
		39,400
Computers & Peripherals 2.8%		
Apple (1)	105,000	22,140
SanDisk (1)	92,100	2,670
		24,810
Electronic Equipment, Instruments & Components 1.2%		
Corning	400,000	7,724
Trimble Navigation (1)	100,000	2,520
		10,244
Internet Software & Services 3.5%		
eBay (1)	300,000	7,062
Google, Class A (1)	37,500	23,249
		30,311
IT Services 5.6%		
Amdocs (1)	200,000	5,706
Fiserv (1)	200,000	9,696
Global Payments	150,000	8,079
Iron Mountain (1)	260,000	5,918

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $738,362)	$	877,181
Receivable for investment securities sold		3,465
Receivable for shares sold		1,633
Dividends and interest receivable		346
Other assets		60
Total assets		882,685
Liabilities		
Payable for investment securities purchased		3,792
Payable for shares redeemed		3,454
Investment management fees payable		477
Due to affiliates		128
Other liabilities		94
Total liabilities		7,945
NET ASSETS	$	874,740
Net Assets Consist of:		
Accumulated undistributed net realized loss	$	(60,690)
Net unrealized gain		138,819
Paid-in capital applicable to 31,210,181 no par value shares of beneficial interest outstanding; unlimited number of shares authorized		796,611
NET ASSETS	$	874,740
NET ASSET VALUE PER SHARE		
Investor Class		
($856,582,378 / 30,557,043 shares outstanding)	$	28.03
Advisor Class		
($18,158,075 / 653,138 shares outstanding)	$	27.80

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

		Year Ended 12/31/09
Investment Income (Loss)		
Income		
Dividend		$ 5,621
Interest		12
Total income		5,633
Expenses		
Investment management		4,493
Shareholder servicing		
Investor Class	$ 1,262	
Advisor Class	12	1,274
Rule 12b-1 fees		
Advisor Class		31
Prospectus and shareholder reports		
Investor Class	68	
Advisor Class	2	70
Custody and accounting		143
Registration		71
Legal and audit		22
Trustees		8
Miscellaneous		18
Repayments of fees and expenses		
Expenses repaid to manager		5
Total expenses		6,135
Net investment loss		(502)
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		(12,684)
Foreign currency transactions		3
Net realized loss		(12,681)
Change in net unrealized gain on securities		285,070
Net realized and unrealized gain		272,389
INCREASE IN NET ASSETS FROM OPERATIONS		$ 271,887

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/09	12/31/08
Increase (Decrease) in Net Assets		
Operations		
Net investment loss	$ (502)	$ (1,441)
Net realized loss	(12,681)	(47,907)
Change in net unrealized gain (loss)	285,070	(280,073)
Increase (decrease) in net assets from operations	271,887	(329,421)
Distributions to shareholders		
Net realized gain		
Investor Class	–	(21,431)
Advisor Class	–	(183)
Tax return of capital	–	(239)
Decrease in net assets from distributions	–	(21,853)
Capital share transactions*		
Shares sold		
Investor Class	233,550	118,343
Advisor Class	16,866	1,699
Distributions reinvested		
Investor Class	–	20,580
Advisor Class	–	185
Shares redeemed		
Investor Class	(142,610)	(140,048)
Advisor Class	(7,821)	(923)
Increase (decrease) in net assets from capital share transactions	99,985	(164)
Net Assets		
Increase (decrease) during period	371,872	(351,438)
Beginning of period	502,868	854,306
End of period	**$ 874,740**	**$ 502,868**
Undistributed net investment income	–	–

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price New America Growth Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies. The fund has two classes of shares: the New America Growth Fund original share class, referred to in this report as the Investor Class, offered since September 30, 1985, and the New America Growth Fund—Advisor Class (Advisor Class), offered since December 29, 2005. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the securities. Further, fund management believes that no events have occurred between December 31, 2009, the date of this report, and February 25, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $18,000 for the year ended December 31, 2009. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On January 1, 2009, the fund adopted new accounting guidance that requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance, and cash flows. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2009:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2009. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2009, totaled $0 for the year ended December 31, 2009.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $533,285,000 and $444,177,000, respectively, for the year ended December 31, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Reclassifications to paid-in capital relate primarily to the current net operating loss. For the year ended December 31, 2009, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended December 31, 2009 and December 31, 2008 were characterized for tax purposes as follows:

At December 31, 2009, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. The fund’s unused capital loss carryforwards as of December 31, 2009, expire: $9,579,000 in fiscal 2016, and $46,750,000 in fiscal 2017.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2009, the effective annual group fee rate was 0.30%.

The Advisor Class is also subject to a contractual expense limitation through April 30, 2010. During the limitation period, the manager is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.10%. For a period of three years after the date of any reimbursement or waiver, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. Pursuant to this agreement, expenses in the amount of $5,000 were repaid to the manager during the year ended December 31, 2009. Including these amounts, expenses previously reimbursed by the manager in the amount of $4,000 remain subject to repayment at December 31, 2009.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2009, expenses incurred pursuant to these service agreements were $83,000 for Price Associates; $579,000 for T. Rowe Price Services, Inc.; and $352,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2009, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 371,427 shares of the Investor Class, representing 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of T. Rowe Price New America Growth Fund.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New America Growth Fund (the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 25, 2010

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S TRUSTEES AND OFFICERS

Your fund is governed by a Board of Trustees (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” trustees are employees or officers of T. Rowe Price. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the trustees and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Trustees

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

William R. Brody, M.D.,	President and Trustee, Salk Institute for Biological Studies (2009
Ph.D.	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
(1944)	(2007 to present); President and Trustee, Johns Hopkins University
2009	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
2001	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank
North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate develop-
ers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1985

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Norfolk Southern (2008
2003	to present); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
2001	Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent trustee oversees 124 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[124]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
(1945)	Price Trust Company
1985
[16]

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With New America Growth Fund	Principal Occupation(s)

Francisco Alonso (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jeffrey W. Arricale, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

P. Robert Bartolo, CFA, CPA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price Group, Inc.; for-
Vice President	merly Equity Research Analyst, MTB Investment
Advisors (to 2006)

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph M. Milano, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Curt J. Organt, CFA (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Investment Services, Inc., and T. Rowe Price
Services, Inc.

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Clark R. Shields (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly student, Harvard Business
School (to 2006); Associate, MDT Advisers (to
2004)

Craig A. Thiese (1975)	Vice President, T. Rowe Price; formerly Equity
Vice President	Trader, Rydex Investments (to 2006)

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Senior Equity Analyst,
Wachovia Securities (to 2005)

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for
at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,879,000 and $1,922,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New America Growth Fund

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 25, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 25, 2010